UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2012

General Cable Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-2983	06-1398235
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

4 Tesseneer Drive, Highland Heights, Kentucky		41076-9753
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (859) 572-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K (the “Current Report”) of General Cable Corporation, a Delaware corporation (the “Company”), including, without limitation, financial results and performance, plans and objectives, capital expenditures and the Company’s or management’s beliefs, expectations or opinions, are forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. Forward-looking statements can generally be identified as statements containing the words “believe,” “expect,” “may,” “could,” “anticipate,” “intend,” “should,” “estimate,” “project,” “will,” “plan,” “assume,” “seek to” or other similar expressions, although not all forward-looking statements contain these identifying words. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over many of which the Company has no control. These risks and uncertainties include, but are not limited to, those described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2012, as well as any current and periodic reports filed with the SEC subsequent to such date. Forward-looking statements reflect the views and assumptions of management as of the date of this Current Report with respect to future events. The Company does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this Current Report does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

Item 1.01. Entry into a Material Definitive Agreement.

Issuance and Sale of Senior Notes

The information included in Item 2.03 of this Current Report on Form 8-K under the captions “Issuance and Sale of Senior Notes” and “Registration Rights Agreement” is incorporated into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation.

Issuance and Sale of Senior Notes

On September 25, 2012, General Cable Corporation (the “Company”) completed the issuance and sale of $600.0 million in aggregate principal amount of senior notes due 2022 (the “Notes”). The Notes are jointly and severally guaranteed by each of the Company’s current and future U.S. and Canadian subsidiaries that is a borrower or guarantor under the Company’s senior secured credit facility or certain of the Company’s or the guarantors’ other indebtedness (the “Guarantees”). The Notes and the Guarantees were offered and sold in private transactions in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes and the Guarantees have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The Company issued the Notes pursuant to an Indenture, dated as of September 25, 2012 (the “Indenture”), by and among the Company, the subsidiary guarantors named therein (the “Guarantors”) and U.S. Bank National Association, as Trustee (the “Trustee”).

The Company intends to use the proceeds of the offering to refinance its 7.125% senior notes due 2017 (the “2017 Notes”) through a redemption and its 0.875% senior convertible notes due 2013 (“2013 Notes”) through a possible tender offer, purchases or payment at maturity and for other general corporate purposes.

The Notes will bear interest at a rate of 5.750% per year and will be payable semi-annually in arrears on April 1 and October 1 of each year, commencing April 1, 2013. The Notes will mature on October 1, 2022. The Notes and Guarantees will be the Company’s and the Guarantors’ unsecured senior obligations, will rank equally with all of the Company’s and Guarantors’ existing and future unsecured senior debt, will rank senior in right of payment to all of the Company’s and the Guarantors’ existing and future subordinated debt, will be subordinated to all of the Company’s existing and future secured debt, including obligations under the Company’s existing senior secured credit facility, to the extent of the value of the assets securing such debt, and will be effectively subordinated to all existing and future debt and other liabilities, including trade payables, of the Company’s subsidiaries that do not guarantee the Notes.

The Indenture contains covenants that limit the ability of the Company and certain of its subsidiaries to (i) pay dividends, or make other distributions or redeem or repurchase the Company’s capital stock; (ii) purchase, redeem or retire certain debt; (iii) incur additional and guarantee indebtedness; (iv) issue certain preferred stock or similar equity securities; (v) make loans and investments; (vi) incur liens; (vii) sell assets; (viii) enter into transactions with affiliates; (xi) enter into agreements restricting its subsidiaries’ ability to pay dividends; and (x) consolidate, merge or sell all or substantially all assets.

These covenants are subject to important exceptions and qualifications.

Upon certain Events of Default (as defined in the Indenture), the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the entire principal of all of the Notes to be due and payable immediately. If an Event of Default occurs based on certain events of bankruptcy, insolvency or reorganization affecting the Company or any Guarantor that is a Significant Subsidiary (as defined in the Indenture), the Notes will automatically become immediately due and payable without any declaration or other act on the part of the Trustee or any Note holder.

The Company may, at its option, redeem the Notes, in whole or in part, at any time prior to October 1, 2017 at a redemption price equal to 100% of the principal amount thereof, plus a make-whole premium and accrued and unpaid interest to the date of redemption. In addition, at any time on or prior to October 1, 2015, the Company may, at its option, redeem up to 35% of the aggregate principal amount of the Notes with the net proceeds of certain equity offerings at a redemption price equal to 105.750% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon to the redemption date, so long as (i) at least 65% of the aggregate principal amount of the Notes issued under the Indenture remains outstanding immediately after giving effect to any such redemption; and (ii) notice of any such redemption is given within 60 days after the date of the closing of any such equity offering.

At any time on or after October 1, 2017, the Company may also redeem, in whole or in part, the Notes, upon not less than 10 nor more than 60 days prior notice to each holder of a Note, at the redemption prices as set forth in the Indenture equal to 100% of the aggregate principal amount of the Notes redeemed plus an applicable premium and accrued and unpaid interest thereon to the date of redemption, subject to the rights of the holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.

If the Company experiences a Change of Control (as defined in the Indenture), holders of the Notes will be entitled to require the Company to purchase all or a portion of the Notes at 101% of their principal amount, plus accrued and unpaid interest to the date of repurchase.

Registration Rights Agreement

On September 25, 2012, the Company and the Guarantors entered into a Registration Rights Agreement with J.P. Morgan Securities LLC, as representative of the initial purchasers of the Notes (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to use commercially reasonable efforts to: (i) file a registration statement after the issue date of the Notes enabling the holders of the Notes to exchange the Notes for publicly registered exchange notes with identical terms; (ii) cause the registration statement to be declared effective under the Securities Act; and (iii) complete the exchange offer not later than 60 days after the exchange offer registration statement becomes effective. In addition, the Company agreed to use commercially reasonable efforts to file a shelf registration statement for the resale of the Notes in the event that an exchange offer could not be effected within 365 days of the issue date of the Notes or in other circumstances. If the Company fails to (i) have exchanged exchange notes for all Notes validly tendered in accordance with the terms of the exchange offer or, if a shelf registration statement is required and not declared effective, on or prior to the 365th day after issuance of the Notes or (ii) comply with certain other obligations under the Registration Rights Agreement, the Company will be required to pay special interest to the holders of the Notes in accordance with the provisions of the Registration Rights Agreement.

The initial purchasers and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. Certain of the initial purchasers and their affiliates have engaged, and may in the future engage, in investment banking, commercial banking and other financial advisory and commercial dealings with the Company and its affiliates. In particular, J.P. Morgan Securities LLC acted as arranger with respect to the Company’s senior secured revolving credit facility. JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities LLC, acts as administrative agent under the Company’s senior secured revolving credit facility and affiliates of J.P. Morgan Securities LLC and certain of the other initial purchasers act as lenders under the Company’s senior secured revolving credit facility. U.S. Bank National Association, the trustee for the Notes, also acts as a lender under the Company’s senior secured revolving credit facility. In addition, certain of the initial purchasers or their affiliates hold 2017 Notes and/or 2013 Notes. Accordingly, those initial purchasers or their affiliates will receive a portion of the proceeds of the offering of the Notes that are used to redeem the 2017 Notes and may receive a portion of the proceeds of this offering that are used for any tender offer for, or repayment of, the 2013 Notes.

Agreement Descriptions and Exhibits

In connection with the closing of the Notes offering, the Company is filing certain exhibits as part of this Current Report on Form 8-K. The descriptions of the provisions of the Indenture and the Registration Rights Agreement set forth above in Items 1.01 and 2.03 of this Current Report on Form 8-K are qualified in their entirety by reference to the full and complete terms of such agreements, copies of which are attached to this report as exhibits hereto.

Item 7.01. Regulation FD.

On September 25, 2012, the Company issued a press release announcing the closing of the Notes offering described in Item 2.03 of this Current Report on Form 8-K. A copy of such press release is attached hereto as Exhibit 99.1.

The information being furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

4.1	Indenture dated as of September 25, 2012, by and among the Company, the Guarantors and the Trustee.

4.2	Form of 5.750% Senior Note due 2022 (Rule 144A) (included in Exhibit 4.1).

4.3	Form of 5.750% Senior Note due 2022 (Regulation S) (included in Exhibit 4.1).

4.4	Form of Guarantee of obligations under 5.750% Senior Notes due 2022 (included in Exhibit 4.1).

10.1	Registration Rights Agreement dated September 25, 2012, by and among the Company, the subsidiary guarantors name therein and J.P. Morgan Securities LLC, as representative of the several initial purchasers named in Schedule 1 to the Purchase Agreement.

99.1	Press Release, dated September 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2012		GENERAL CABLE CORPORATION

	By:	/s/ Robert J. Siverd
		Name:	Robert J. Siverd
		Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

4.1	Indenture dated as of September 25, 2012, by and among the Company, the Guarantors and the Trustee.

4.2	Form of 5.750% Senior Note due 2022 (Rule 144A) (included in Exhibit 4.1).

4.3	Form of 5.750% Senior Note due 2022 (Regulation S) (included in Exhibit 4.1).

4.4	Form of Guarantee of obligations under 5.750% Senior Notes due 2022 (included in Exhibit 4.1).

10.1	Registration Rights Agreement dated September 25, 2012, by and among the Company, the subsidiary guarantors name therein and J.P. Morgan Securities LLC, as representative of the several initial purchasers named in Schedule 1 to the Purchase Agreement.

99.1	Press Release, dated September 25, 2012.